INCOME TAXES (Details) - USD ($)	Dec. 31, 2018	Dec. 31, 2017
Deferred Tax Assets:
Tax benefit of net operating loss carry-forward	$ 6,465,826	$ 4,006,517
Depreciation and amortization	(5,102)	(8,332)
Accrued liabilities	261,876	220,681
Stock based compensation		507,545
Interest Expense	740,285
R&D Credit	393,165
Total deferred tax assets	7,856,050	4,726,411
Valuation allowance for deferred tax assets	(7,856,050)	(4,726,411)
Deferred tax assets, net of valuation allowance